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                                                                     EXHIBIT 5.1

                        CONSENT OF INDEPENDENT AUDITORS

To the Sponsor, Trustee and Unit Holders of

 Tax Exempt Securities Trust, California Trust 147, Florida Trust 73 and New York Trust 151:

  We consent to the use of our report dated January 11, 1996 included herein and to the reference to our firm under the heading "Auditors" in the Prospectus.

                                             KPMG PEAT MARWICK LLP

New York, New York

January 11, 1996